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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
 March 12, 2003

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31923 (Commission File Number)	04-3306140 (I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746-1371
(Address of principal executive offices and zip code)

(508) 893-8999
(Registrant's telephone number, including area code)

        Harvard Bioscience, Inc. (the "Company") hereby amends its Current Report on Form 8-K, dated March 12, 2003, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Audited financial statements of Genomic Instrumentation Services, Inc., a California corporation d/b/a GeneMachines ("GeneMachines"), as of and for the years ended December 31, 2002 and December 31, 2001 are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION.

        Unaudited pro forma financial information of Harvard Bioscience, Inc. as of and for the year ended December 31, 2002 giving pro forma effect to the acquisition of GeneMachines is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

EXHIBIT NO.	DESCRIPTION
*2.1	Asset Purchase Agreement, dated as of February 28, 2003, by Genomic Solutions Inc. and Genomic Instrumentation Services, Inc. d/b/a GeneMachines** (incorporated by reference to Harvard Bioscience, Inc.'s Current Report on Form 8-K filed March 3, 2003).
23.1	Consent of KPMG LLP
23.2	Consent of Ernst & Young LLP
*99.1	Press release dated March 12, 2003 (incorporated by reference to Harvard Bioscience, Inc.'s Current Report on Form 8-K filed March 25, 2003).
99.2	Audited financial statements of GeneMachines for the years ended December 31, 2002 and December 31, 2001.
99.3	Unaudited pro forma financial information of Harvard Bioscience, Inc. as of and for the year ended December 31, 2002, relating to the acquisition of GeneMachines.

*
Previously filed.

**
The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2003	HARVARD BIOSCIENCE, INC.
	By:	/s/ SUSAN LUSCINSKI Susan Luscinski Chief Financial Officer

EXHIBIT INDEX

*2.1	Asset Purchase Agreement, dated as of February 28, 2003, by Genomic Solutions Inc. and Genomic Instrumentation Services, Inc. d/b/a GeneMachines (incorporated by reference to Harvard Bioscience, Inc.'s Current Report on Form 8-K filed March 3, 2003).
23.1	Consent of KPMG LLP
23.2	Consent of Ernst & Young LLP
*99.1	Press release dated March 12, 2003 (incorporated by reference to Harvard Bioscience, Inc.'s Current Report on Form 8-K filed March 25, 2003).
99.2	Audited financial statements of GeneMachines for the years ended December 31, 2002 and December 31, 2001.
99.3	Unaudited pro forma financial information of Harvard Bioscience, Inc. as of and for the year ended December 31, 2002, relating to the acquisition of GeneMachines.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX